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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



                                  MARCH 8, 2005
         --------------------------------------------------------------
                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)


                                   PCTEL, INC.
         --------------------------------------------------------------
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)



    DELAWARE                        000-27115                       77-0364943
(STATE OR OTHER                    (COMMISSION                    (IRS EMPLOYER
JURISDICTION OF                    FILE NUMBER)                   IDENTIFICATION
 INCORPORATION)                                                      NUMBER)


                         8725 W. HIGGINS ROAD, SUITE 400
                             CHICAGO, ILLINOIS 60631
         --------------------------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)


                                 (773) 243-3000
         --------------------------------------------------------------
              (REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE)

         --------------------------------------------------------------
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act
    (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))




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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Adoption of 2005 Short Term Incentive Bonus Plan

         On March 8, 2005, the Compensation Committee of the Board of Directors adopted the 2005 Short Term Bonus Incentive Plan. The plan is designed to provide compensation incentives for the officers and key employees of PCTEL, including the Chief Executive Officer and the other executive officers of the company, based on corporate- and business unit-level performance goals for 2005.

         The material terms of the plan include the following:

         o All incentives to be paid to employees under the plan will be paid in shares of the company's restricted stock under the 1997 Stock Plan. The number of restricted shares to be paid to a particular employee will be determined by dividing the total incentive amount awarded to such employee by the closing price of the company's common stock on Nasdaq on the trading day prior to the date the Compensation Committee determines the amount of the incentive to be paid. It is expected this determination under the 2005 plan will be made by the Compensation Committee in early 2006. Such shares when issued will be fully vested.

         o The performance criteria under the plan are comprised of both corporate goals and/or goals corresponding to the business unit of the participating employee. PCTEL currently operates with three business units, the Mobility Solutions Group (MSG), the Radio Frequency Solutions Group (RFSG), and the Antenna Products Group
            (APG). For officers whose responsibilities are not confined to a particular business unit, the goals are weighted 100% in favor of corporate goals; for employees with business unit responsibilities, the goals are weighted 30% in favor of corporate goals and 70% in favor of the goals of the particular business unit.


         o Corporate goals are defined in terms of planned revenue and planned EBTA (earnings before taxes, amortization of intangible charges for goodwill and depreciation of assets and amortization of stock-based compensation charges) of PCTEL on a consolidated basis for 2005, as established by the company's senior management and approved by the company's Board of Directors in late 2004. Business unit goals are generally defined in terms of targeted operational goals of the participating employee based on business unit activities that can be impacted by the employee's contribution. These goals include targeted revenue and targeted EBTA for each particular unit for 2005, although in some cases, targeted unit backlog and targeted unit operating expenses for 2005 are included in the goals based on business unit performance.

         o Achievement in full of a particular planned corporate goal or targeted business unit goal results in a score of 75% for purposes of incentive awards. Overachievement of a planned or targeted goal by a specified amount can result in a score of up to 100%, and underachievement by specified amounts can result in scores down to 0%. Scores for


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            corporate and business unit goals are aggregated and averaged on a weighted basis in determining the amount of a particular award.

         o Each participant in the plan is eligible to be awarded a maximum incentive expressed as a percentage of that participant's annual salary. This percentage in general is higher for the executive and other senior officers of the company.

         Additional information relating to the terms of the plan applicable to the Chief Executive Officer and other executive officers of the company is summarized in the following table:


-------------------------------------------------------------------------------------------------------------
                                               MAXIMUM INCENTIVE AS A
        NAME AND TITLE                       PERCENTAGE OF ANNUAL SALARY              WEIGHTING OF GOALS
-------------------------------------------------------------------------------------------------------------
Martin H. Singer, Chairman of the Board                   100%
and Chief Executive Officer                  (2005 annual salary: $350,000)                100% corporate
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

John Schoen, Chief Financial Officer                      90%
                                             (2005 annual salary: $215,000)                100% corporate
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

Jeffrey A. Miller, Vice President,                        75%                              30% corporate
Global Sales                                 (2005 annual salary: $205,000)          70% RFSG and MSG unified
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------

Biju Nair, Vice President & General                      75%                               30% corporate
Manager, Mobility Solutions Group            (2005 annual salary: $205,000)                  70% MSG
-------------------------------------------------------------------------------------------------------------

         On March 8, 2005, upon the recommendation of the Compensation Committee, the Board of Directors also reviewed and approved the elements of the plan applicable to the Chief Executive Officer of the company.

Adoption of 2005 CEO "Stretch" Plan

         On March 8, 2005, upon the recommendation of the Compensation Committee, the Board of Directors of the company reviewed and approved the adoption of the 2005 CEO "Stretch" Plan. The plan is designed to provide an incentive to the Chief Executive Officer of the company for substantial overachievement of planned revenue and planned EBTA of PCTEL on a consolidated basis for 2005, up to a


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maximum payment of $200,000. Planned revenue and planned EBTA of PCTEL for 2005 were established by the senior management of the company and approved by the Board of Directors in late 2004. The 2005 CEO "Stretch" Plan is intended to work essentially as an extension of the 2005 Short Term Bonus Incentive Plan (described above) for the Chief Executive Officer by rewarding performance representing substantial overachievement of the company's planned growth goals for 2005.

         The material terms of the plan include the following:

         o The incentive to be paid to the Chief Executive Officer under the plan will be paid in shares of the company's restricted stock under the 1997 Stock Plan. The number of restricted shares to be paid to the Chief Executive Officer will be determined by dividing the total incentive amount awarded to such employee by the closing price of the company's common stock on Nasdaq on the trading day prior to the date the Compensation Committee determines the amount of the incentive to be paid. It is expected this determination under the 2005 plan will be made by the Compensation Committee in early 2006. Such shares when issued will be fully vested.

         o The performance goals under the plan are weighted to recognize substantial overachievement of planned revenue and planned EBTA resulting from growth of the company's currently existing operations (i.e., "organic growth") in 2005 as distinguished from growth in revenue resulting from acquisitions of businesses or companies (i.e., "acquired growth") completed in 2005. Under the plan, 40% of the plan is weighted in favor of "organic" revenue, 40% in favor of "organic" EBTA, 10% in favor of "acquired" revenue, and 10% in favor of "acquired" EBTA.

         o Attainment of specified overachievement levels in each of these four weighted categories results in incentive payments of up to $200,000. The overachievement levels are specified in increments substantially in excess of the company's planned growth targets for 2005.

         Mr. Singer and the Board of Directors have agreed that the 2005 CEO "Stretch" Plan will replace the separate "stretch" component of Mr. Singer's compensation that would otherwise be implemented under Mr. Singer's employment agreement with the company for 2004/2005 and future rolling two-year periods. Under this separate "stretch" component, Mr. Singer was entitled to receive a maximum incentive payment each year of $200,000, the same maximum established for the replacement 2005 CEO "Stretch" Plan. For partial attainment by Mr. Singer of the overachievement goals established under the 2003/2004 plan for this separate "stretch" component, Mr. Singer was awarded $66,667 in early 2005.

Equity Awards for 2005

         On March 8, 2005, the Compensation Committee of the Board of Directors awarded an aggregate of 380,100 shares of the company's restricted stock to 78 employees of the company. These restricted stock grants were made in accordance with the company's practice of providing annual equity incentive awards to its employees for retention purposes. The factors considered by the Compensation Committee in determining stock grants to specific individuals included seniority, level of responsibility, contribution and performance during 2004, and market compensation benchmarks. The number of stock grants, in the aggregate and individually, was substantially less than the historical annual levels of option grants made by the Company to offset the higher intrinsic economic value of stock grants. The Compensation Committee determined to use


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stock grants as the form of equity incentive award for 2005 in lieu of stock options principally to reduce the dilution to the company's stockholders resulting from grants of equity incentives to employees.

         All restricted stock grants were made under the company's 1997 Stock Plan. Subject to the employee's continued employment with the company, each stock grant vests in equal incremental amounts on an annual basis over five years, with the first annual vesting date on February 11, 2006. Any shares not vested on the date of termination of employment will be restored to the 1997 Stock Plan.

         Restricted stock grants made to the executive officers of the company (other than the Chief Executive Officer) were as follows:


--------------------------------------------------------------------------------
                                                               NUMBER OF
                  NAME AND TITLE                            RESTRICTED SHARES
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
John W. Schoen, Chief Financial Officer                         40,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Jeffrey A. Miller, Vice President, Global Sales                 22,000
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

Biju Nair, Vice President and General Manager,
Mobility Solutions Group                                        22,000
--------------------------------------------------------------------------------



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2005

                                      PCTEL, INC.


                                      By: /s/ John W. Schoen
                                         ---------------------------------------
                                         John W. Schoen, Chief Financial Officer



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